THE B.B. FUNDS
(formerly The Bjurman, Barry Funds)

STATEMENT OF ADDITIONAL INFORMATION

B.B. Micro-Cap Growth Fund
(formerly Bjurman, Barry Micro-Cap Growth Fund)
Bjurman, Barry Small Cap Growth Fund
Bjurman, Barry Mid Cap Growth Fund

August 1, 2008
As Supplemented November 28, 2008

This Statement of Additional Information dated August 1, 2008, as supplemented November 28, 2008, referred to herein as the “SAI,” is not a prospectus but should be read in conjunction with the prospectus of The Bjurman, Barry Funds dated August 1, 2008, as supplemented November 28, 2008 (the “Prospectus”).

Sales of the Small Cap Growth Fund and Mid Cap Growth Fund series of the Trust have been terminated and those Funds will be liquidated on December 15, 2008.  The portfolio securities held by those Funds have been sold and, pending liquidation, the proceeds are invested in overnight bank time deposits.  The trust has signed an agreement for the tax-free reorganization of the Micro-Cap Growth Fund into the GAMCO Westwood Mighty Mites Fund, a series of GAMCO Westwood Funds, subject to approval of the Fund’s shareholders at a special shareholder meeting to be held as soon as reasonably practicable.  The meeting and reorganization are anticipated to take place by April 26, 2009.  Further details about the reorganization will be provided in the proxy statement for the meeting.

The Prospectus may be amended or supplemented further from time to time.  No investment in shares of any of the Funds should be made without first reading the Prospectus.  This SAI is intended to provide additional information regarding the activities and operations of the Funds.  A copy of the Prospectus and SAI may be obtained without charge from Foreside Distribution Services, L.P., referred to in this SAI as the “Distributor,” or Teton Advisors, Inc., referred to in this SAI as the “Adviser,” at the addresses and telephone numbers below or at www.gabelli.com.  Each Fund’s audited financial statements included in its annual report for the fiscal year ended March 31, 2008 are incorporated by reference into this SAI.

Distributor:	Adviser:
Foreside Distribution Services, L.P.	Teton Advisors Inc.
10 High Street, Suite 302	One Corporate Center
Boston, MA 02110	Rye, New York 10580
(800) 227-7264	(800) 422-3554

No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by The B.B. Funds or its Distributor.  Neither The Prospectus Nor the SAI constitutes an offering by The B.B. Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

THE TRUST

The B.B. Funds (formerly The Bjurman, Barry Funds), referred to in this SAI as the “Trust,” is a diversified open-end management investment company organized as a statutory trust under the laws of the State of Delaware pursuant to an Amended and Restated Trust Instrument dated February 8, 2006. The Trust currently has three series of shares called the B.B. Micro-Cap Growth Fund (formerly the Bjurman, Barry Micro-Cap Growth Fund) (referred to in this SAI as the “Micro-Cap Growth Fund”), the Bjurman, Barry Small Cap Growth Fund (referred to in this SAI as the “Small Cap Growth Fund”) and the Bjurman, Barry Mid Cap Growth Fund (referred to in this SAI as the “Mid Cap Growth Fund”), each referred to in this SAI individually as a “Fund” and collectively as the “Funds.”

Each Fund has its own investment objective and policies.  If there is a change in a Fund’s investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.  Unless otherwise indicated, all investment practices and limitations of each Fund are nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected.  In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.  Expenses attributable to a Fund are borne by that Fund.  Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Trust without the shareholder’s express consent.

Shares of the Funds have equal voting rights and liquidation rights, and are voted in the aggregate and not by series except in matters where a separate vote is required by the Investment Company Act of 1940, as amended, referred to in this SAI as the “1940 Act,” or when the matter affects only the interest of a particular series.  The Trust may add additional classes of shares without shareholder approval.  All accounts will be maintained in book entry form and no share certificates will be issued.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trustees will promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

INVESTMENT POLICIES AND TECHNIQUES

For a description of each Fund’s principal investment strategies and risks, the types of investments each Fund may acquire and certain investment techniques it may employ, see “Investment Objectives,” “Investment Policies and Strategies” and “Investment Selection Process” in the Funds’ Prospectus.

The following supplements the information contained in the Funds’ Prospectus regarding the permitted investments and risk factors and the investment objective and policies of the Funds.

The Funds may invest without limitation in short-term U.S. government obligations, money market instruments and repurchase agreements, pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Adviser determines that market conditions warrant.  The Funds may also purchase bank obligations such as certificates of deposit, bankers’ acceptances, and interest-bearing savings and time deposits issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion.  Short-term obligations will have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations.  Unrated instruments purchased by a Fund will be of comparable quality as determined by the Adviser.  When a Fund invests in such securities, other than common stocks, as a temporary defensive measure, it may not achieve its investment objective.

Bankers’ Acceptances
Each Fund may purchase bankers’ acceptances, which are negotiable bills of exchange or time drafts drawn on and accepted by a commercial bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchanges.  Bankers’ acceptances generally mature within six months.

Certificates of Deposit
Each Fund may invest in certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity date.  Certificates of deposit are issued by U.S. commercial banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  Certificates of deposit generally carry penalties for early withdrawal.

Equity Securities
Equity securities in which the Funds may invest include common stocks and common stock equivalents, such as preferred stocks, warrants for the purchase of common stock, debt securities convertible into or exchangeable for common or preferred stock and sponsored or unsponsored American Depositary Receipts, referred to in this SAI as “ADRs.”

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created securities of the issuer or a related company at a fixed price either at a certain date or during a set period.

Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation, if any, without a preference over any other shareholder or class of shareholders, including holders of the corporation’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote, and frequently, an exclusive right to do so.  Holders of common stock also have the right to participate in the remaining assets of the corporation after all other claims, including those of debt securities and preferred stock, are paid.

Generally, preferred stock receives dividends prior to distributions on common stock and usually has a priority of claim over common stockholders if the issuer of the stock is liquidated.  Unlike common stock, preferred stock does not usually have voting rights; preferred stock, in some instances, is convertible into common stock.  In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors.

Dividends on preferred stock typically are cumulative, causing dividends to accrue even if not declared by the board of directors.  There is, however, no assurance that dividends will be declared by the board of directors of issuers of the preferred stocks in which a Fund invests.

A convertible security is a fixed-income security that may be converted into the issuer's common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common or preferred stock.  The price of a convertible security is influenced by the market value of the underlying common or preferred stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

The equity securities in which the Funds invest may include those issued in initial public offerings, referred to in this SAI as “IPOs.”  IPO securities will only be allocated to a Fund if the issuer of the securities meets the investment objective of that Fund.  If IPO securities qualify for more than one Fund, they will generally be allocated among those Funds based on each Fund’s cash available for investment (net of funds earmarked for other imminent investments).

Foreign Securities
Each Fund may invest in securities of foreign issuers, either directly or through sponsored and unsponsored ADRs. ADRs are dollar-denominated securities that are listed and traded in the United States, but that represent the right to receive securities of foreign issuers deposited in a domestic or correspondent bank.  ADRs are receipts that evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.
Investments in foreign securities involve special risks, costs and opportunities that are in addition to those inherent in domestic investments.  Political, economic or social instability of the issuer or the country of issue, the possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments, and the possibility of adverse changes in investment or exchange control regulations are among the inherent risks.  Securities of some foreign companies are less liquid, more volatile and more difficult to value than securities of comparable U.S. companies.  Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies.  Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Currency fluctuations may affect the net asset value, referred to in this SAI as the “NAV,” of a Fund by affecting the value of the securities of foreign issuers underlying the ADRs.  Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes.  To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, such taxes may reduce the net return to shareholders.  Because of these and other factors, the value of ADRs acquired by a Fund may be subject to greater fluctuation than the value of securities of domestic companies.

Time Deposits
Each Fund may invest in time deposits, which are non-negotiable receipts issued by banks in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits in excess of seven days with a withdrawal penalty are considered to be illiquid securities.  Each Fund will not invest more than 15% of its net assets in illiquid securities, including time deposits.

Borrowing
Each Fund may borrow as a temporary measure for extraordinary purposes or to facilitate redemptions.  Each Fund intends to limit such borrowings to no more than 5% of its net assets.

Loans of Portfolio Securities
Each Fund may lend portfolio securities to broker-dealers and financial institutions provided that (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities and (4) the aggregate market value of securities loaned by the Fund will not at any time exceed 33% of the total assets of the Fund.  There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks.

Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit.  Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral.  Therefore, the Funds will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower.  Such reviews will be monitored on an ongoing basis.

Illiquid Securities
The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines reviewed by the Board of Trustees.  The Trust’s policy is to limit each Fund’s investment in illiquid securities to a maximum of 15% of its net assets at the time of purchase.  The Securities and Exchange Commission, referred to in this SAI as the “SEC,” has adopted Rule 144A under the Securities Act of 1933, as amended, referred to in this SAI as the “Securities Act.”  Rule 144A permits a Fund to sell restricted securities to qualified institutional buyers without limitation.  Each Fund may invest in securities that are exempt from the registration requirements of the Securities Act pursuant to Rule 144A. Those securities purchased pursuant to Rule 144A are traded among qualified institutional buyers, and are subject to a Fund’s limitation on illiquid investment.  The Adviser, pursuant to procedures adopted by the Board of Trustees, will make a determination as to the liquidity of each restricted security purchased by a Fund.  If a restricted security is determined to be “liquid,” such security will not be included within the category “illiquid securities.”  The Adviser will monitor the liquidity of securities held by the Funds, and report periodically on such determinations to the Board of Trustees.

Investing in securities under Rule 144A could have the effect of increasing the level of each Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  Each Fund will limit its investments in illiquid securities including securities of issuers which the Funds are restricted from selling to the public without registration under the Securities Act to no more than 15% of its net assets (excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Adviser).

Repurchase Agreements
Each Fund may enter into repurchase agreements with banks or broker-dealers.  Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller, secured by the securities transferred to that Fund.  In accordance with requirements under the 1940 Act, repurchase agreements will be fully collateralized by securities in which a Fund may directly invest.  Such collateral will be marked-to-market daily.  If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in recovering its cash.  To the extent that, in the meantime, the value of the security purchased has decreased, a Fund could experience a loss.  No more than 15% of each Fund’s net assets will be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days.  The financial institutions with which the Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if the Adviser deems such banks and non-bank dealers creditworthy.  The Adviser will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price.  The Funds will only enter into a repurchase agreement where the market value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement.

Futures
Each Fund may buy and sell futures contracts to manage its exposure to changes in securities prices, as an efficient means of adjusting its overall exposure to certain markets, in an effort to enhance income, and to protect the value of portfolio securities.  The Funds will not use futures contracts to leverage their assets.  Futures contracts deposits may not exceed 5% of each Fund’s assets (determined at the time of the transaction) and each Fund’s total investment in futures contracts may not exceed 20% of each Fund’s total assets.

Other Investments
Subject to prior disclosure to shareholders, the Board of Trustees may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the applicable Fund’s investment objectives, and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental restrictions and may not be changed without the approval of a majority of the outstanding voting shares, as defined in the 1940 Act, of the Funds.  Unless otherwise indicated, all percentage limitations listed below apply at the time of the transaction only.  Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.

Except as set forth in the Prospectus, the Funds may not:

1.
Purchase securities of any one issuer if, as a result of the purchase, more than 5% of a Fund’s total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 15% of a Fund’s total assets may be invested without regard to this limitation, and except that this limit does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies;

2.
Purchase any security if, as a result of the purchase, 15% or more of a Fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3.
Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of one-third of a Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that a Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; a  Fund will not purchase securities when borrowings exceed 5% of its total assets;

4.
Pledge, hypothecate, mortgage or otherwise encumber their assets, except in an amount up to one-third of the value of a Fund’s net assets but only to secure borrowing for temporary or emergency purposes, such as to effect redemptions;

5.
Make loans, except through loans of securities or through repurchase agreements, provided that, for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interest therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan;

6.
Engage in the business of underwriting the securities of others, except to the extent that a Fund might be considered an underwriter under the Federal securities laws in connection with its disposition of securities; or

7.
Purchase or sell real estate, except that investments in securities of issuers that invest in real estate or other instruments supported by interests in real estate are not subject to this limitation, and except that a Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The following investment limitations are not fundamental and may be changed without shareholder approval.  The Funds do not currently intend to:

1.	Engage in uncovered short sales of securities or maintain a short position;

2.	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions;

3.	Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder;

4.	Invest in companies for the purpose of exercising control or management;

5.
Invest in oil, gas or mineral exploration or development programs or leases, except that direct investment in securities of issuers that invest in such programs or leases and investments in asset-backed securities supported by receivables generated by such programs or leases are not subject to this prohibition;

6.	Invest in commodities or commodity contracts, except that the Funds may invest in futures contracts; and

7.
Invest more than 5% of their net assets in warrants, including within that amount no more than 2% in warrants that are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser
Teton Advisors, Inc. serves as the Micro-Cap Growth Fund’s investment adviser and is responsible for the management of the Fund’s portfolio. The Adviser is a Delaware corporation organized in 1994 and was formerly known as Gabelli Advisers, Inc.  The Adviser is a registered investment adviser and a subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.  As of September 30, 2007, Westwood Holdings Group, Inc. (“WHG”) owned 19.1% of the Adviser.  The business address of Teton Advisors, Inc. is One Corporate Center, Rye, New York 10580.  The Adviser has several affiliates that provide investment advisory services: Gabelli Funds, LLC, an affiliate of the Adviser, serves as investment adviser to 15 open-end investment companies and 9 closed-end investment companies and had assets under management of approximately $13.9 billion as of September 30, 2008;  GAMCO Asset Management Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts, and endowments and as sub-adviser to certain third party investment funds, which include registered management investment companies, and had assets under management of approximately $10.9 billion as of September 30, 2008; Gabelli Securities, Inc., a majority-owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $340 million as of September 30, 2008; and Gabelli Fixed Income LLC acts as investment adviser for separate accounts having assets under management of approximately $3 million as of September 30, 2008.  Each of the foregoing companies is a subsidiary of GBL.

Investment Advisory Agreement
The Adviser currently serves as the investment adviser to the Micro-Cap Growth Fund pursuant to an interim investment advisory agreement (the “Advisory Agreement”).  Pursuant to the Advisory Agreement, the Adviser furnishes a continuous investment program for the Fund’s portfolios, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board.

The Investment Advisory Agreement provides that the Adviser will not be protected against any liability to the Fund or its shareholders by reason of the Adviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement will remain in effect until April 26, 2009 or until the closing of the proposed reorganization of the Micro-Cap Growth Fund with GAMCO Westwood Mighty MitesSM Fund, whichever is earlier.  The Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Trust’s Board or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser, upon not less than 60 days’ notice with respect to the Advisory Agreement for the Fund.  The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its advisory services under the Advisory Agreement, the Adviser is paid a monthly fee of one twelfth of 1.00% of the Micro-Cap Growth Fund’s average daily net assets during the month.  The Adviser agreed to reduce or waive all or a portion of its fees, and to reimburse expenses of the Fund, in order to limit certain operating expenses of the Fund (other than extraordinary expenses) to 1.80% of the average annual net assets of the Fund for the duration of the Advisory Agreement.

The Advisory Agreement was approved by a majority of the Board of Trustees, comprised of all the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), on November 28, 2008.

Portfolio Managers
The information below provides summary information regarding the individuals identified in the Prospectus as primarily responsible for day-to-day management of the Fund (“Portfolio Managers”).  All asset information is as of September 30, 2008.

Management of Other Accounts.

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets ($ million)	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance ($ million)

1. Mario J. Gabelli	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	22 19 1,951	$13,000 415 9,800	7 16 6	$4.,300 360 1,300
2. Walter K. Walsh	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 2	0 0 .0	0 0 0	0 0 0
3. Laura Linehan	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 0 2	0 0 .06	0 0 0	0 0 0

Potential Conflicts of Interest.

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts.  These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION.  As indicated above, some of the Portfolio Managers manage multiple accounts.  As a result, these Portfolio Managers will not be able to devote all of their time to management of the Micro-Cap Growth Fund.  Each of these Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES.  As indicated above, certain of the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to those of the Micro-Cap Growth Fund.  In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates.  In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES.  At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security.  In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS.  A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he or she supervises.  In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available.  These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage.  In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers.  In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Micro-Cap Growth Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Because of Mr. Gabelli’s position with Gabelli & Company, Inc. (“Gabelli”) and his indirect ownership interest in Gabelli, he may have an incentive to use Gabelli to execute portfolio transactions for the Micro-Cap Growth Fund.

VARIATION IN COMPENSATION.  A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manages.  If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others.  The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests.  Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager.  For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts.  The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Fund have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure for Portfolio Managers of the Adviser Other Than Mario J. Gabelli.

The compensation of the Portfolio Managers for the Micro-Cap Growth Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment.  The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation.  Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account).  This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity.  The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria.  This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark.  Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

Compensation Structure for Mario J. Gabelli.

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Micro-Cap Growth Fund.  Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund.  Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates.  This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity.  The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark.  One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index.  Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met.  Mr. Gabelli manages other accounts with performance fees.  Compensation for managing these accounts has two components.  One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account.  The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli.  As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company.  He receives no base salary, no annual bonus, and no stock options.

Portfolio Managers’ Ownership of Fund Shares.

Set forth in the table below is the dollar range of equity securities in the Micro-Cap Growth Fund beneficially owned by each member of the Portfolio Management Team:

Team Member	Dollar Range of Equity Securities Held in the Fund
Mario J. Gabelli	0
Walter K. Walsh	0
Laura Linehan	0

Administrator, Transfer Agent and Fund Accountant
In June 2008, the Trust retained Brown Brothers Harriman & Co. (“BBH”) as the Trust’s Administrator and Fund Accountant.  In June 2008, the Trust retained PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) as the Trust’s Transfer Agent.  From June 2005 to June 2008, the Trust retained Citi Fund Services Ohio, Inc. (formerly known as BISYS Fund Services Ohio, Inc.), referred to in this SAI as “CFSO” as the Trust’s Transfer Agent, Administrator and Fund Accountant.

Pursuant to a Transfer Agency Services Agreement, PNCGIS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  PNCGIS receives from the Trust for its services as Transfer Agent a fee to be determined from time to time by written agreement of the Trust and PNCGIS.  The Transfer Agency Services Agreement is for a term of three years unless otherwise renewed and may not be terminated early by the Trust in an event of a change of control or the sale or transfer of all or substantially all of the assets of the Trust, unless the acquiring entity uses PNCGIS or an affiliate of PNCGIS as its transfer agent.  In addition, the Transfer Agency Services Agreement provides that PNCGIS will be liable to the Trust for damages only to the extent caused by PNCGIS’ failure to use commercially reasonable care and PNCGIS’ liability will not exceed the fees received by it for services provided under the agreement during the immediately prior twelve months, but that PNCGIS’ maximum liability (except for liability arising out of PNCGIS’ fraud, intentional misconduct or bad faith) will not exceed $250,000.

Pursuant to an Administrative Agency Agreement, BBH provides accounting and pricing services to the Funds.  For calculating the Funds’ daily NAV per share and maintaining such books and records as are necessary to enable BBH to perform its duties, the Trust pays BBH according to a fee schedule which is agreed to from time to time by the Trust and BBH.

In addition, BBH is retained to provide administrative services to the Funds pursuant to the Administrative Agency Agreement.  In this capacity, BBH supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  BBH supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.  For the performance of these administrative services, the Trust pays BBH according to a fee schedule which is agreed to from time to time by the Trust and BBH.  The Administrative Agency Agreement is for a term of three years unless otherwise renewed and may be terminated early by the Trust upon the merger, consolidation or combination of the Funds.  BBH will not be liable for any losses suffered by the Trust in connection with BBH’s services under the Administrative Agency Agreement except for losses resulting from BBH’s willful malfeasance, bad faith, recklessness or negligence in the performance of its duties.

CFSO served as the Funds’ Transfer Agent, Administrator and Fund Accountant for the fiscal years ended March 31, 2007 and 2008, and for those years received $533,404 and $406,954, respectively, as compensation for the services performed for the Funds in those capacities.

CFSO replaced Integrated Fund Services, Inc., referred to in this SAI as “IFS,” which previously served as the Funds’ Transfer Agent, Administrator and Fund Accountant.  For the fiscal year ended March 31, 2006, IFS received $232,864 as compensation for the services performed for the Funds in those capacities.

Distributor
Foreside Distribution Services, L.P, referred to in this SAI as the “Distributor,” is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (previously NASD) (“FINRA”).  The Distributor’s main address is 10 High Street, Suite 302, Boston, Massachusetts 02110.

The Distributor was formerly known as BISYS Fund Services Limited Partnership. Effective as of August 1, 2007, the Distributor was acquired by Foreside Financial Group, LLC (“FFG”).  As a result of this change in ownership of the Distributor, the previous underwriting agreement between the Trust and the Distributor terminated, and the Board of Trustees approved a new underwriting agreement between the Trust and the Distributor (the “2007 Underwriting Agreement”) on substantially the same terms as the previous underwriting agreement.  Pursuant to the 1940 Act, the 2007 Underwriting Agreement will terminate on January 1, 2009, upon the acquisition by FFG’s president and managing partner of a majority interest in FFG.  In November 2008 the Board of Trustees approved a new underwriting agreement on substantially the same terms as the 2007 Underwriting Agreement (the “2009 Underwriting Agreement”).  The 2007 Underwriting Agreement, as superseded by the 2009 Underwriting Agreement, is referred to below as the “Underwriting Agreement.”

 The Distributor serves as principal underwriter for the Fund pursuant to the Underwriting Agreement.  Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares.

The Underwriting Agreement terminates on March 31, 2009 unless extended by the Trust and the Distributor with the approval of (i) the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Trust.  The Underwriting Agreement will automatically terminate in the event of its assignment.  The Underwriting Agreement also provides that the Distributor will not be liable to the Trust for any loss suffered by the Trust with respect to matters under the Underwriting Agreement, except for losses resulting from the Distributor’s willful misfeasance, bad faith or gross negligence or from the Distributor’s failure to comply with applicable laws, rules and regulations.

For the fiscal years ended March 31, 2006, 2007 and 2008, Foreside Distribution Services, L.P. received $19,398, $24,000 and 699,256, respectively, as compensation for services performed as distributor to the Funds.  Prior to the appointment of Foreside Distribution Services, L.P. as the Funds’ Distributor, IFS Fund Distributors, Inc. served as the Funds’ principal distributor.  For the fiscal year ended March 31, 2006, IFS Fund Distributors, Inc. received $1,156 as compensation for services performed as distributor for the Funds.  These amounts do not include payments made pursuant to the Distribution Plan described below.

Shares of the Micro-Cap Growth Fund are subject to a distribution plan, referred to in this SAI as the “Distribution Plan,” pursuant to Rule 12b-1 under the 1940 Act; application of the Distribution Plan with respect to the Small Cap Fund and Mid Cap Fund was terminated in November 2008.  As provided in the Distribution Plan, the Micro-Cap Growth Fund will pay an annual fee of 0.25% of its average daily net assets to reimburse expenses incurred in distributing and promoting sales of the Fund, such as expenses associated with maintaining personnel who distribute shares or render shareholder support services, expenses associated with implementing promotional activities, printing and mailing Prospectuses and sales literature to prospective shareholders, as well as costs associated with the routine maintenance of the Fund’s shareholder accounts and expenses associated with obtaining information, analysis and reports needed for marketing and advertising promotions. Subject to the overall limit of 0.25% of the Fund’s average daily net assets, each broker-dealer with customers invested in the Fund may receive more or less than 0.25% per annum of the value of its customers’ investments in the Fund.  None of such funds are used to compensate the Distributor.  The Fund benefits in terms of both a more effective marketing effort and the assistance in maintaining Fund shareholders’ accounts.  The Distributor or the Fund may make payments under the Distribution Plan to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, investment counselors and broker-dealers who assist in the distribution of shares of the Fund or provide services to the Fund’s shareholders pursuant to service agreements with the Fund.  All amounts expended under the Distribution Plan in the fiscal year ended March 31, 2008 were paid to broker-dealers as compensation for their services to client accounts and for their assistance in the distribution of the Trust’s shares.  The Fund intends to operate the Distribution Plan in accordance with its terms and the Conduct Rules of FINRA concerning sales charges.

The Distribution Plan will continue in effect from year to year, provided that its continuance is approved at least annually by a vote of the Board of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan, cast in person at a meeting called for the purpose of voting on such continuance.  The Distribution Plan may be terminated at any time, without penalty, by vote of the Independent Trustees or by vote of the holders of a majority of the outstanding shares of the Fund on not more than 60 days’ written notice and will terminate automatically in the event of its assignment.  The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described herein without approval by the shareholders of the Fund, and all material amendments are required to be approved by the Board of Trustees.  Pursuant to the Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund.  The report will include an itemization of the distribution expenses and the purpose of such expenditures.  For the fiscal year ended March 31, 2008, the Micro-Cap Growth Fund incurred $652,222 of expenses, The Small Cap Growth Fund incurred $32,003 of expenses and the Mid Cap Growth Fund incurred $15,031 of expenses pursuant to the Distribution Plan (these amounts do not include compensation paid to the Distributor pursuant to the Underwriting Agreement).  No interested person of the Funds or Trustee had a direct or indirect financial interest in the operation of the Distribution Plan.

Currently there is no amount of any unreimbursed expenses incurred under the Distribution Plan in a previous year and carried over to future years.  Additionally, the Trust does not participate in any joint distribution activities with another investment company.

During the last fiscal year, the Funds paid or incurred the following amounts for the following services under the Distribution Plan:

Service	Micro-Cap Growth Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Advertising	$0	$0	$0
Printing and mailing prospectus to other than current shareholders	$0	$0	$0
Compensation to broker-dealers	$652,222	$32,003	$15,031
Compensation to sales personnel	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0
Other	$0	$0	$0

Custodian
In May 2005, the Trust entered into a Custodian Agreement with BBH, 40 Water Street, Boston, Massachusetts 02109, appointing BBH as the Funds’ custodian.  In such capacity, BBH maintains Fund investments delivered to it for safekeeping.  Pursuant to the Custodian Agreement, BBH receives a variable fee based upon the amount of investments it maintains for each Fund with a set minimum annual account fee as well as the reimbursement of all reasonable out-of-pocket expenses incurred by BBH.  For the fiscal years ended March 31, 2006, 2007 and 2008, BBH received $40,070, $131,769 and $77,937, respectively, as compensation for services it provided the Funds pursuant to a custodian agreement.  Prior to the appointment of BBH, U.S. Bank N.A. served as the Funds’ custodian.  For the fiscal year ended March 31, 2006, U.S. Bank N.A. received $47,433 as compensation for services it provided the Funds pursuant to a custodian agreement.

TRUSTEES AND OFFICERS

The Trust has a Board of Trustees that establishes the Funds’ policies and supervises and reviews the management of the Funds.  The day-to-day operations of the Micro-Cap Growth Fund are administered by the officers of the Trust and by the Adviser; liquidation matters with respect to the Small Cap Fund and the Mid Cap Fund are managed by a consultant under the supervision of the Board of Trustees.  The Trustees review, among other things, the various services provided by the Adviser to ensure that the Micro-Cap Growth Fund’s general investment policies and programs are followed and that administrative services are provided to the Fund in a satisfactory manner.  The Trustees held seven meetings during the fiscal year ended March 31, 2008.

The Board of Trustees has a standing Audit Committee. The Audit Committee’s function is to represent and assist the Board of Trustees in discharging its oversight responsibility relating to: the accounting, reporting, and financial practices of the Trust, including the integrity of the Trust’s financial statements; the surveillance of administration and financial controls and the Trust’s compliance with legal and regulatory requirements; the outside auditor’s qualifications and independence; and the performance of the Trust’s internal audit function and the Trust’s outside auditor.  The Audit Committee held four meetings during the fiscal year ended March 31, 2008.

The Board also has a standing Valuation Committee.  The Valuation Committee has responsibility for implementing and carrying out procedures to determine the fair value of the Funds’ portfolio securities for which market quotations are not readily available or when otherwise appropriate under emergency or unusual situations.  The Valuation Committee did not hold any meetings during the fiscal year ended March 31, 2008.

The Board also has a standing Nominating, Governance and Contracts Committee.  The Nominating, Governance and Contracts Committee has responsibility for reviewing and considering the Trust’s investment advisory agreement with the Adviser with respect to the Micro-Cap Growth Fund, for overseeing corporate governance issues and for evaluating and proposing to the Board candidates for election as Trustees to fill vacancies on the Board when vacancies occur. When there is a Board vacancy, the Nominating, Governance and Contracts Committee will consider nominees proposed by shareholders, among others.  A shareholder who desires to propose a nominee to fill a vacancy on the Board should submit the proposal in writing addressed to the Chairman of the Board at the Adviser’s address.  The Nominating, Governance and Contracts Committee held two meetings during the fiscal year ended March 31, 2008.

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.  None of the Trustees is an “interested person” of the Trust as defined in the 1940 Act.

Name/Address/Age	Current Position(s) with Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Last 5 yrs	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Director Outside the Complex
Dann V. Angeloff 2049 Century Park East, Suite 2505 Los Angeles, CA 90067-3101 Age: 72	Trustee (April 2004-Present)	President, The Angeloff Company (1976-Present)	3
Director of Nicholas/ Applegate Fund, Inc.; Director of Public Storage, Inc.; Director of Retirement Capital Group, Inc.; Director of SoftBrands,  Inc.; and Director of Electronic Recyclers International

Michael D. LeRoy 2049 Century Park East, Suite 2505Los Angeles, CA 90067 Age: 60	Trustee (November 2004-Present); Chairman of the Board (January 2006-December 2007 and November 2008 - present)	President, Crown Capital Advisors LLC (1999-Present)	3	Director of Brown International Corporation; and Director of Wedbush Bank
Joseph E. Maiolo 2049 Century Park East, Suite 2505 Los Angeles, CA 90067-3101 Age: 70	Trustee (March 1997-Present)	Principal, INCO Commercial Brokerage (1995-Present)	3	N/A
William L. Wallace 2049 Century Park East, Suite 2505 Los Angeles, CA 90067-3101 Age: 60	Trustee (March 1997-Present)	Vice President, Wallace Properties (1990-Present)	3	N/A
OFFICERS OF THE TRUST:
Bruce N. Alpert One Corporate Center Rye, New York 10580 Age: 56	President and Secretary (November 2008-Present)
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director and President of Teton Advisors, Inc. since 1998.
			N/A	N/A
Agnes Mullady One Corporate Center Rye, New York 10580 Age: 50	Treasurer (November 2008-Present)
Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004.
			N/A	N/A
Peter D. Goldstein One Corporate Center Rye, New York 10580 Age: 55	Chief Compliance Officer (November 2008-Present)
Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004.
			N/A	N/A

[1] Two Portfolios (the Small Cap Fund and Mid Cap Fund) will be terminated on December 15, 2008.

All Independent Trustees are members of the Audit Committee and Nominating, Governance and Contracts Committee.  Mr. Angeloff serves as the Chairman of the Audit Committee. Mr. Wallace serves as Chairman of the Nominating, Governance and Contracts Committee.  Mr. Wallace and Mr. Maiolo are members of the Valuation Committee.

Compensation of Trustees

The table below sets forth information regarding compensation of the Trustees by the Trust, for the fiscal year ended March 31, 2008.  Trustees who are interested persons of the Trust do not receive any compensation from the Trust.  Each of the other Trustees is paid an annual retainer of $12,000 and a fee of $1,250 per in-per person meeting of the Board of Trustees or any committee thereof other than the Audit Committee, a fee of $1,500 for each Audit Committee meeting and a fee of $1,000 for each telephonic meeting, and is reimbursed for the expenses of attendance of such meetings.  On January 1, 2008, G. Andrew Bjurman, the President of Bjurman, Barry & Associates, the Trust’s previous investment adviser, became Chairman of the Board of the Trust and did not receive a retainer in that capacity.  The Chairman of the Board from January 2006 until December 2007, Michael D. LeRoy, was paid a prorated retainer of $11,250 for the period he served during the 2008 fiscal year (April 1, 2007 to December 31, 2007).  The Chairman of the Audit Committee, Dann V. Angeloff, is paid an additional fee of $8,000 per year.  The Chairman of the Nominating, Governance and Contracts Committee, William L. Wallace, was paid an additional fee from April 1, 2007 to December 31, 2007 of $1,000 per year and as of January 1, 2008 is paid a fee of $4,000 per year.

COMPENSATION TABLE
Fiscal Year Ended March 31, 2008
Name of Person, Position	Aggregate Compensation from Trust
Independent Trustees
Dann V. Angeloff[1], Trustee	$37,000
Michael D. LeRoy[1], Trustee	$40,250
Joseph E. Maiolo[1,2], Trustee	$29,000
William L. Wallace[1,2], Trustee	$30,750
_____________________
[1] Member of Audit Committee and Nominating, Governance and Contracts Committee.
2   Member of Valuation Committee.

In addition, during the period from April 2, 2008 through November 24, 2008 Messrs. LeRoy and Wallace were appointed as members of Special Committee of the Board to review strategic alternatives for the Trust with the assistance of a special consultant retained by the Trust on behalf of the Independent Trustees, and in that capacity received fees totaling $38,733.  During that period, the Independent Trustees held numerous special meetings to discuss the activities of the Special Committee and review possible alternatives for the Trust, resulting in meeting fees totaling $76,000.  Mr. LeRoy was reappointed as Chairman of the Board as of November 28, 2008, upon Mr. Bjurman’s resignation from the Board, and for services in that capacity is paid quarterly at the rate of $15,000 per year

Trustees’ Ownership of Trust Shares
(as of December 31, 2007)
Name of Trustee	Dollar Range of Equity Securities in the Bjurman, Barry Micro-Cap Growth Fund	Dollar Range of Equity Securities in the Bjurman, Barry Small Cap Growth Fund	Dollar Range of Equity Securities in the Bjurman, Barry Mid Cap Growth Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in The Bjurman, Barry Funds
INDEPENDENT TRUSTEES
Dann V. Angeloff	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Michael D. LeRoy	None	$10,001 - $50,000	None	$10,001 - $50,000
Joseph E. Maiolo	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
William L. Wallace	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	Over $100,000

PRINCIPAL SHAREHOLDERS

Bjurman, Barry Micro-Cap Growth Fund

As of June 30, 2008, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding voting shares of the Micro-Cap Growth Fund.

The following table sets forth, as of June 30, 2008, the persons known to the Trust to own of record or beneficially more than 5% of the outstanding voting shares of the Micro-Cap Growth Fund:
Name & Address	Percentage
Charles Schwab & Co., Inc.[1] For the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	48.9847%
National Financial Service LLC [2] For the Benefit of Customers 200 Liberty Street One World Financial New York, NY 10281	27.0366%

Bjurman, Barry Mid Cap Growth Fund

The following table sets forth, as of June 30, 2008, the persons known to the Trust to own of record or beneficially more than 5% of the outstanding voting shares of the Mid Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

Name & Address	Percentage

Charles Schwab & Co., Inc.[1] For the Benefit of Customers 101 Montgomery Street San Francisco, CA 94101	22.1443%
National Financial Service LLC[2] For the Benefit of Customers 200 Liberty Street One World Financial New York, NY 10281	7.8327%

All Trustees and Executive Officers as a Group (10 persons)	9.82%

Bjurman, Barry Small Cap Growth Fund

The following table sets forth, as of June 30, 2008, the persons known to the Trust to own of record or beneficially more than 5% of the outstanding voting shares of the Small Cap Growth Fund and the ownership of such shares by all officers and Trustees as a group:

Name & Address	Percentage
Charles Schwab & Co., Inc.[1] For the Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	15.2811%
National Financial Services Corp.[2] For the Benefit of Customers 200 Liberty Street One World Financial New York, NY 10281	27.5689%
Prudential Investment Management Services[3] For the Benefit of Customers 200 Wood Ave. S. 1st Floor Iselin, NJ 08830	13.2883%

All Trustees and Executive Officers as a Group (10 persons)	3.44%

[1]
Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund and also holds shares for the benefit of its clients.

[2]	National Financial Service LLC is a broker-dealer holding shares for the benefit of its clients.

3        Prudential Investment Management Services is a broker-dealer holding shares for the benefit of its clients.

NET ASSET VALUE

Shares of each Fund are sold, redeemed and exchanged at a price equal to that Fund’s NAV per share.  The Funds’ Prospectus describes in detail which day’s NAV is used to price a transaction depending on the timing of the Funds’ receipt of the purchase, redemption or exchange order.

The net asset value per share is computed by dividing the value of the assets of a Fund, less its liabilities, by the number of shares outstanding.

Portfolio securities are valued and NAV per share is determined as of the close of regular trading (usually 4:00 p.m. Eastern Time) each day the New York Stock Exchange (the “NYSE”) is open.  The NYSE is open for trading every day except Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, if any of the aforementioned holidays fall on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued.  Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board.  Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices.  If there were no asked prices quoted on such day, the security is valued using the closing bid price.  Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

TAXES

The following is a general summary of certain material tax considerations applicable to the Funds and their shareholders.  This summary does not purport to be a complete description of such considerations.  For example, it does not include certain considerations that may be relevant to holders subject to special treatment, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, pension plans and trusts, and shareholders that are not U. S. residents for U. S. federal income tax purposes.  This summary assumes that shareholders hold their shares in the Funds as capital assets within the meaning of the Internal Revenue Code (the “Code”).  The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion.  This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

Taxation as a RIC

Qualification as a RIC.  Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  If a Fund qualifies as a RIC and satisfies certain distribution requirements (referred to in this SAI as the “Annual Distribution Requirement”), the Fund will not be subject to federal income tax on the portion of its “investment company taxable income” and net capital gain that it distributes to shareholders.  In order to qualify as a RIC, the Fund must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or disposition of stock, other securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies and net income derived from an interest in a qualified publicly traded partnership; and

•
diversify its holdings so that at the end of each quarter of the taxable year:  (a) at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities, with other securities limited in respect of any one issuer to an amount not more than 5% of the value of a Fund’s total assets and not more than 10% of the outstanding voting securities of the issuer; and (b) no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled by the Fund and that are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.  These tests are referred to in this SAI as the ‘‘Diversification Tests.’’

To satisfy the Annual Distribution Requirement, a Fund must distribute to its shareholders, for each taxable year, at least 90% of the sum of its (a) ‘‘investment company taxable income’’ determined without regard to the deduction for dividends paid and (b) net tax exempt interest.

Excise Taxes.  A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders.  In addition, the Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) and (3) any income realized, but not distributed, in preceding years (this distribution requirement is referred to in this SAI as the ‘‘Excise Tax Avoidance Requirement’’).  While the Funds currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, it is possible that the Funds will not be able to make sufficient distributions in order to avoid such tax.

Fund Investments.  Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses it realizes.  Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund.  Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements.  If a Fund disposes of assets in order to meet the Diversification Tests, the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

If any Fund acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest charges upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders.  An election may generally be available to these Funds that would ameliorate these adverse tax consequences.  However, such an election could also require these Funds to recognize income (which would have to be distributed to the Funds’ shareholders to avoid a tax on the Funds) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

Failure to Qualify as a RIC.  If a Fund is unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates.  The remainder of this discussion assumes that each of the Funds qualifies as a RIC and satisfies the Annual Distribution Requirement.

Taxation of Shareholders

Distributions of Investment Company Taxable Income.  Distributions of  “investment company taxable income” (which is, generally, ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to shareholders to the extent of current or accumulated earnings and profits of the Fund.  Distributions of “investment company taxable income” that are made to a non-corporate shareholder through December 31, 2010, and that are designated as “qualified dividend income” will generally be taxable to such shareholder at a maximum rate of 15%.  The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund (e.g., dividends received from domestic corporations and certain qualified foreign corporations, including foreign corporations eligible for benefits under certain U.S. income tax treaties or foreign corporation the stock of which is readily tradable on an established U.S. securities market).  In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.  Dividends of investment company taxable income that are not designated as qualified dividend income or capital gain dividends will generally be taxable to shareholders at ordinary income rates.  Dividends paid by a Fund to a corporate shareholder may qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year.

Capital Gain Distributions.  Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  If net capital gain is distributed and designated as a “capital gain dividend,” it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  Capital gain of a non-corporate U.S. shareholder that is recognized through December 31, 2010, is generally taxed at a maximum rate of 15% if the property is held by the Fund for more than one year.  Capital gain of a corporate shareholder is taxed as ordinary income.  Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate.  In such a case, the Fund may elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Other Distributions.  Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will generally be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Dividend Reinvestment.  Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a cash distribution and reinvesting the cash in additional shares at NAV.  The shareholder will have an adjusted basis in the additional shares purchased through the plan equal to the amount of the reinvested distribution.  The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the shareholder’s account.  In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the NAV of the Fund’s shares by the amount of the distribution. If the NAV is reduced below a shareholder’s cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital.  Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Information Reporting and Timing of Dividend Inclusion.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.  Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made.  However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared.  Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Sale, Exchange, or Redemption of Shares.  A shareholder will recognize gain or loss on the sale, exchange or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. In general, any gain or loss arising from (or treated as arising from) the sale, exchange or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year.  However, all or a portion of any loss recognized may be disallowed if the shareholder acquires other shares of the Fund (whether through reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before such disposition.  In addition, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains deemed received with respect to) such shares.

Backup Withholding.  A Fund may be required to withhold federal income tax currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or otherwise fails to establish that he or she is not subject to backup withholding.  Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as adviser to others.  It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client.  In making such allocations among the Micro-Cap Growth Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Micro-Cap Growth Fund.  The securities in which the Fund might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities.  However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives.  Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts.  In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest.  The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund.  The Fund may invest in the securities of companies which are investment management clients of GAMCO.  In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Under the Advisory Agreement, the Adviser is authorized on behalf of the Micro-Cap Growth Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient, and reliable execution and clearance of such transactions at the most favorable price obtainable (“best execution”) at a reasonable expense.  The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. (“G&C”), a broker-dealer member of the Financial Industry Regulatory Authority (“FINRA”) and an affiliate of the Adviser; and (2) pay commissions to brokers other than G&C which are higher than what might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it.  The Adviser does not consider the sales of shares of the Fund or other investment funds managed by the Adviser and its affiliates by brokers, including G&C, as a factor in its selection of brokers or dealers for the Fund’s portfolio transactions and has adopted compliance policies and procedures for itself and its affiliates to prevent any such transactions on that basis.

The Adviser assumes general supervision over placing orders on behalf of the Micro-Cap Growth Fund for the purchase or sale of portfolio securities on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among brokers.  Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a principal market maker.  However, such transactions may be effected through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions.  In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities usually may include undisclosed commissions or markups.  Option transactions will usually be effected through a broker and a commission will be charged.  The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The policy of the Micro-Cap Growth Fund regarding purchases and sales of securities and options for their portfolios is that primary consideration is to seek best execution.  In seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes can obtain the most favorable prices and are capable of providing efficient executions.  If the Adviser believes such price and execution and are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers or dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended.  In doing so, the Fund may also pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction.  Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of potential and existing investments.

Research services furnished by brokers through which the Micro-Cap Growth Fund effect securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of its accounts over which they exercise investment discretion.  Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts, or may not specifically benefit the Fund.  The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers.  Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker or dealer regarding any specific amount of brokerage commissions which will be paid in recognition of such services.  However, in determining the amount of portfolio commissions directed to such brokers or dealers, the Adviser does consider the level of services provided.

Investment research obtained by allocations of Micro-Cap Growth Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent.  Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic, or institutional activity areas.

The Adviser may also place orders for the purchase or sale of portfolio securities with G&C when it appears that, as an introducing broker or otherwise, G&C can obtain a price, execution, and commission, which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions.  As required by Rule 17e-1 under the 1940 Act, the Board has adopted procedures which provide that the commissions paid to G&C on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those G&C charges its most favored customers on similar transactions.  Rule 17e-1 under the 1940 Act and the Trust’s procedures contain requirements that the Board, including the Independent Trustees, review such commissions and transactions quarterly and procedures at least annually to determine their continuing appropriateness.  The Adviser is also required to furnish reports and maintain records in connection with the reviews.

The Micro-Cap Growth Fund’s total commissions may vary primarily depending on the volume of portfolio transactions, the changes in portfolio turnover, and the changes in total net assets.  Portfolio turnover may vary from year to year, as well as within a year.

Code of Ethics.  The Trust, the Adviser and the Distributor have adopted codes of ethics (the “Codes of Ethics”) under Rule 17j-1 of the 1940 Act.  The Codes of Ethics permit personnel, subject to the Codes of Ethics and their restrictive provisions, to invest in securities, including securities that may be purchased or held by the Trust.

Proxy Voting Policies.  The Trust has delegated the voting of portfolio securities of the Micro-Cap Growth Fund to the Adviser.  The Adviser has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund.  Under the Proxy Voting Policy, portfolio securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the “Proxy Guidelines”) set forth in the Proxy Voting Policy.  The Proxy Guidelines address, for example, proposals to elect a board of directors, to classify a board of directors, to select the independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders’ rights to call special meetings, to consider the non-financial effects of a merger, to limit shareholders’ rights to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes, and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, asset sales, or liquidations.

A Proxy Voting Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation, and application of the Proxy Guidelines.  In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services, Inc. (“ISS”) and its Corporate Governance Service, other third-party services, and the analysts of the Distributor, will determine how to vote on each issue.  For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services, or the Adviser’s Legal Department as controversial, taking into account the recommendations of ISS or other third-party services and the analysts of the Distributor, will be presented to the Proxy Voting Committee.  If the Chairman of the Proxy Voting Committee, the Director of Proxy Voting Services or the Adviser’s Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Proxy Voting Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Proxy Voting Committee.

For matters submitted to the Proxy Voting Committee, each member of the Proxy Voting Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third-party research, a summary of any views provided by the Chief Investment Officer, and any recommendations by G&C’s analysts.  The Chief Investment Officer or G&C’s analysts may be invited to present their viewpoints.  If the Adviser’s Legal Department believes that the matter before the Proxy Voting Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Proxy Voting Committee concerning the conflict.  If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Proxy Voting Committee may make different recommendations as to different clients.  For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Micro-Cap Growth Fund’s shareholders on the one hand, and those of the Fund’s Adviser and/or G&C on the other hand, the conflict will be brought to the Board of Trustees to determine a resolution.  The Proxy Voting Committee may determine to resolve any such conflicts itself, may ask the Independent Trustees of the Trust to vote the proxies, or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Proxy Voting Committee will be determined by the vote of a majority of the members present at the meeting.  Should the vote concerning one or more recommendations be tied in a vote of the Proxy Voting Committee, the Chairman of the Proxy Voting Committee will break the tie.  The Proxy Voting Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Until November 28, 2008, proxies of the Funds were voted by their former investment adviser, Bjurman, Barry & Associates.  Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available without charge upon request by calling 1-800-227-7264 (toll free) or visiting the Funds’ Web Site at www.bjurmanbarry.com or the Web Site of the SEC at www.sec.gov.

PERFORMANCE INFORMATION

From time to time, the Funds may advertise certain information about their performance. Each Fund may include its yield and total return in reports to shareholders or prospective investors.  Quotations of yield for a Fund will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the SEC:

YIELD =2 [( a - b + 1)6 - 1]
                      cd

Where:                   a      =      dividends and interest earned during the period.
        b      =      expenses accrued for the period (net of reimbursements).
c	=	the average daily number of shares of a Fund outstanding during the period that were entitled to receive dividends.
d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of one, five and ten years (or for the life of such Fund if shorter), calculated pursuant to the following formula which is prescribed by the SEC:

P(1+T)n = ERV

Where:           P      =      a hypothetical initial investment of $1,000.
T      =      average annual total return.
n      =      number of years.
ERV	=	ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period.

Such total return figures show the average annual percentage change in value of an investment in such Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of such Fund’s shares and assume that any income dividends and/or capital gains distributions made by that Fund during the period were reinvested in shares of such Fund.  When considering “average” total return figures for periods longer than one year, it is important to note that a Fund’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Quotations of average annual total return after taxes on distributions and of average annual total return after taxes on distributions and redemptions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund (after accounting for the payment of taxes on distributions and the payment of taxes on distributions and redemptions, respectively) over periods of one, five and ten years (or for the life of such Fund if shorter).

Average annual total return after taxes on distributions is calculated pursuant to the following formula, which is prescribed by the SEC:

P(1+T)n=ATVD

Where:           P      =     a hypothetical initial payment of $1,000.
T      =     average annual total return (after taxes on distributions).
n      =     number of years.
ATVD	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

Average annual total return after taxes on distributions and redemption is calculated pursuant to the following formula, which is prescribed by the SEC:

P(1+T)n=ATVDR

Where:           P      =      a hypothetical initial payment of $1,000.
T      =      average annual total return (after taxes on distributions and redemption).
n      =      number of years.
ATVDR	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods (or fractional portion), after taxes on fund distributions and redemption.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds’ average annual total returns, average annual total returns after taxes on distributions and average annual total returns after taxes on distributions and redemptions for the period ended March 31, 2008 are as follows:

	1 Year	3 Years	5 Years	10 Years
Bjurman, Barry Micro-Cap Growth Fund
Yield	N/A	N/A	N/A	N/A
Return Before Taxes	-21.69%	-1.12%	10.44%	13.16%
Return After Taxes on Distribution[2]	-24.42%	-4.50%	7.75%	11.47%
Return After Taxes on Distributions and Sale of Fund Shares[3]	-9.01%	0.01%	9.78%	12.02%
Bjurman, Barry Small Cap Growth Fund	1 Year	3 Years	Since Inception[1]
Yield	N/A	N/A	N/A
Return Before Taxes	-21.88%	-3.91%	1.97%
Return After Taxes on Distribution[2]	-21.88%	-3.91%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares[3]	-14.22%	-3.31%	1.68%

Bjurman, Barry Mid Cap Growth Fund[4]	1 Year	3 Years	5 Years	Since Inception[1]
Yield	N/A	N/A	N/A	N/A
Return Before Taxes	-4.19%	6.36%	12.69%	3.63%
Return After Taxes on Distribution[2]	-6.98%	4.76%	11.66%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares[3]	1.36%	5.73%	11.16%	3.25%

[1]	The Small Cap Growth Fund commenced operations on May 12, 2003. The Mid Cap Growth Fund commenced operations on June 6, 2001.
[2]
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

[3]
When the “Return After Taxes on Distributions and Sale of Fund Shares” is higher, it is because of realized losses.  If a capital loss occurs upon the redemption of the Fund’s shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

[4]
For the period of June 6, 2001 to June 21, 2004, the investment objective of the Mid Cap Growth Fund (formerly the All-Cap Growth Fund) was to seek capital appreciation through investments in the common stocks of companies with market capitalizations generally in excess of $300 million at the time of investment. Performance returns during that time period were derived from investments relating to that objective.  As of June 21, 2004, the investment objective of that Fund was changed to seek capital appreciation through investments in the common stocks of companies with total market capitalizations generally between $1 billion and $10 billion at the time of investment.

POLICY ON DISCLOSURE OF PORTFOLIO HOLDINGS

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Micro-Cap Growth Fund.  The Adviser has adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”).  In addition, the Trust and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Trust’s website or filed as part of a required filing on form N-Q or N-CSR, or (b) provided to a third party for legitimate business purposes or regulatory purposes, which has agreed to keep such information confidential under terms approved by the Adviser’s legal department or outside counsel, as described below.  The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and its shareholders and, if a potential conflict between the Adviser’s interest and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or the Independent Trustees.  The policies further provide that no officer of the Trust or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the parent company of the Adviser.

Under the foregoing policies, the Micro-Cap Growth Fund may disclose Portfolio Holdings Information in the circumstances outlined below.  Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1)  To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Trust;

(2)  To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purposes for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser.

(3)  To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Board, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser.  The Fund’s current service providers that may receive such information are the administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4)  To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5)  To certain brokers, dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients.  Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until at least it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Trust and shall be reported to the Board at the next quarterly meeting; and

(6)  To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Micro-Cap Growth Fund makes information about its portfolio securities available to its administrator, custodian and proxy voting service on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty-five day time lag, and to its independent registered public accounting firm and legal counsel on an as needed basis with no time lag.  The names of the Fund’s custodian, independent registered public accounting firm, and legal counsel are set forth in this SAI.  The Fund’s proxy voting service is ADP Investor Communication Services.  The Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser.

Other than these arrangements with the Micro-Cap Growth Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Trust that the recipient has utilized such information solely in accordance with the terms of the agreement.  Neither the Trust nor the Adviser or any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund, any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund.  The Board will review such arrangements annually with the Trust’s Chief Compliance Officer.

OTHER INFORMATION

Purchase and Redemption Orders
Approved brokers for the Micro-Cap Growth Fund are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.

Limitations on Trustees’ Liability
The Trust Instrument provides that a Trustee shall be personally liable only to the Trust for any act, omission or obligation of the Trust or Trustee meeting certain culpability standards.  A Trustee will not be liable for any act or omission of any officer, employee, agent or investment adviser of the Trust.  The Trust Instrument also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust except with respect to any matter as to which such Trustee or officer is adjudicated to have not met the specified culpability standard.  However, nothing in the Trust Instrument will protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  All Trustees’ liability is further subject to the limitations imposed by the 1940 Act.

Each Trustee and certain officers have entered into separate indemnification agreements with the Trust, pursuant to which the Trust has agreed to indemnify each Trustee or officer that is a party thereto against liabilities and expenses incurred by them in connection with actual or threatened litigation in which they may be involved by reason of the fact of the position they hold with the Trust unless the Board has determined that they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in the conduct of their office.  The indemnification agreements also require the Trust to promptly pay all expenses in connection with any covered matter in advance of the final resolution of the matter if the Trustee or officer requests the Trust to do so and the Board has a reasonable belief that the Trustee or officer has met the specified culpability standards.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 350 South Grand Ave., Los Angeles, California, 90071-3462, has been selected as the independent accountants for the Funds. PricewaterhouseCoopers LLP provides audit and tax services.  The books of the Funds will be audited at least once a year by PricewaterhouseCoopers LLP.

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA, 90071, serves as the legal counsel for the Funds and the Independent Trustees.

Reports to Shareholders
Shareholders will receive unaudited semi-annual reports describing the Funds’ investment operations and annual financial statements audited by the Funds’ independent accountants.  Inquiries regarding the Funds may be directed to BBH at
1-800-227-7264.

FINANCIAL STATEMENTS

The Funds’ audited annual financial statements, including the notes thereto, dated March 31, 2008, and the report thereon of the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, are incorporated by reference from the Funds’ March 31, 2008 Annual Report to Shareholders.